Exhibit 10.1

                         AMENDATORY EMPLOYMENT AGREEMENT


           AMENDATORY EMPLOYMENT AGREEMENT (the "Amendatory Agreement"), dated as of November 10, 2004, by and among KSW Mechanical Services, Inc., a Delaware corporation (the "Company"), KSW, Inc., a Delaware corporation ("KSWI") and Floyd Warkol ("Warkol").


                              W I T N E S S E T H :


           WHEREAS, Warkol is employed by the Company and KSWI pursuant to an Employment Agreement, dated as of April 1, 2004, by and among the Company, KSWI and Warkol (the "Employment Agreement");

           WHEREAS, the Company, KSWI and Warkol wish to provide for the amendment of certain terms of the Employment Agreement;

           NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereto hereby agree as follows:

1. All terms used herein that are defined in the Employment Agreement shall have the meanings provided therein, unless otherwise defined herein. The Employment Agreement is amended as follows.

2. The date on which Warkol will commence working four days a week is changed to October 1, 2004.

3. Except as specifically amended or modified herein, all of the terms and provisions of the Employment Agreement shall remain in full force and effect.


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           IN WITNESS WHEREOF, each of Warkol, the Company, and KSWI has executed this Agreement, or caused this Agreement to be executed by its duly authorized officer, as of the date first above written.


KSW, INC. COMPENSATION COMMMITTEE            KSW MECHANICAL SERVICES, INC.

By: /s/ John Cavanagh                        By: /s/ Richard Lucas
    -------------------------------              ------------------------------
    John Cavanagh                                Name: Richard Lucas
                                                 Title: Chief Financial Officer

By: /s/ Stanley Kreitman
    -------------------------------
    Stanley Kreitman


    /s/ Floyd Warkol
    -------------------------------
    Floyd Warkol